UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 14, 2022

Blackstone Real Estate Income Trust, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55931	81-0696966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

345 Park Avenue
New York, New York 10154
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:
(212) 583-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

Certain Preliminary Estimated Unaudited Financial Results for the Nine Months ended September 30, 2022

On October 19, 2022, Blackstone Real Estate Income Trust, Inc., a Maryland corporation (the “Company”), announced preliminary estimated unaudited same property net operating income (“NOI”) for the nine months ended September 30, 2022. Based upon preliminary estimated financial results, the Company expects same property NOI for the nine months ended September 30, 2022 to have increased approximately 13% from the same period in the prior year (based on the midpoint of the preliminary estimated range of same property NOI). This data is not a comprehensive statement of the Company’s financial results for the nine months ended September 30, 2022, and the Company’s actual results may differ materially from this preliminary estimated data.

NOI is a supplemental non-GAAP measure of the Company’s property operating results that the Company believes is meaningful because it enables management to evaluate the impact of occupancy, rents, leasing activity, and other controllable property operating results at the Company’s real estate. The Company defines NOI as operating revenues less operating expenses, which exclude (i) impairment of investments in real estate, (ii) depreciation and amortization, (iii) straight-line rental income and expense, (iv) amortization of above- and below-market lease intangibles, (v) lease termination fees, (vi) property expenses not core to the operations of such properties, and (vii) other non-property related revenue and expense items such as (a) general and administrative expenses, (b) management fee, (c) performance participation allocation, (d) incentive compensation awards, (e) income (loss) from investments in real estate debt, (f) change in net assets of consolidated securitization vehicles, (g) net gain (loss) on dispositions of real estate, (h) interest expense, (i) gain (loss) on extinguishment of debt, (j) other income (expense), and (k) similar adjustments for NOI attributable to non-controlling interests and unconsolidated entities.

The Company evaluates its consolidated results of operations on a same property basis, which allows the Company to analyze its property operating results excluding acquisitions and dispositions during the periods under comparison. Properties in the Company’s portfolio are considered same property if they were owned for the full periods presented, otherwise they are considered non-same property. Recently developed properties are not included in same property results until the properties have achieved stabilization for both full periods presented. Properties held for sale and properties that are being re-developed are excluded from same property results and are considered non-same property. The Company does not consider its investments in the real estate debt segment or equity securities to be same property.

As such, same property NOI assists in eliminating disparities in net income due to the acquisition, disposition, development, or redevelopment of properties during the periods presented, and therefore the Company believes it provides a more consistent performance measure for the comparison of the operating performance of the Company’s properties, which it believes is useful to investors. The Company’s same property NOI may not be comparable to that of other REITs and should not be considered to be more relevant or accurate in evaluating the Company’s operating performance than the current GAAP methodology used to calculate the Company’s net income (loss).

While the Company currently expects its results for the nine months ended September 30, 2022 to be within the ranges set forth below, the review of the Company’s financial statements for the nine months ended September 30, 2022 has not been completed. During the course of the Company’s preparation of its financial statements and related notes and the completion of the review for the nine months ended September 30, 2022, additional adjustments to the preliminary estimated financial information presented below may be identified. Any such adjustments may be material. The Company’s independent registered public accounting firm, Deloitte & Touche LLP, has not audited, reviewed, compiled or performed any procedures with respect to this preliminary financial data, and, accordingly, Deloitte & Touche LLP does not express an opinion or any other form of assurance with respect thereto.

The following table reconciles preliminary estimated GAAP net loss to preliminary estimated same property NOI for the nine months ended September 30, 2022 and 2021 ($ in thousands):

	Nine Months Ended September 30,
	2022		2021
	Estimated		Actual
	Low	High
	(Unaudited)
Net loss	$(267,126)	$(241,686)	$(514,852)
Adjustments to reconcile to same property NOI
Depreciation and amortization	3,001,101	3,001,101	1,282,053
Management fee	621,556	621,556	288,144
Performance participation allocation	817,527	817,527	892,410
Loss (income) from investments in real estate debt	70,051	77,425	(344,440)
Change in net assets of consolidated securitization vehicles	64,529	71,322	(94,546)
Net gain on dispositions of real estate	(777,415)	(703,376)	(13,216)
Interest expense	1,259,358	1,391,922	567,549
Other income	(1,960,937)	(1,774,181)	(411,160)
Income from unconsolidated entities	(175,035)	(158,365)	(183,155)
NOI attributable to non-controlling interests in third party joint ventures	(79,675)	(72,087)	(28,487)
NOI from unconsolidated entities	480,893	531,513	163,175
Other	213,393	235,855	51,409
NOI attributable to BREIT stockholders	3,268,220	3,798,526	1,654,884
Less: Non-same property NOI attributable to BREIT stockholders	1,760,164	2,131,728	250,968
Same property NOI attributable to BREIT stockholders	$1,508,056	$1,666,798	$1,403,916

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Certain information contained in this Current Report on Form 8-K constitutes “forward-looking statements” within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “identify” or other similar words or the negatives thereof. These may include the Company’s financial projections and estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, statements with respect to acquisitions and statements regarding future performance. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. The Company believes such factors may include, but are not limited to, those described under the section entitled “Risk Factors” in its prospectus and its annual report for the most recent fiscal year, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or the Company’s prospectus and other filings). Except as otherwise required by federal securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

Item 3.02. Unregistered Sale of Equity Securities

On October 14, 2022, the Company sold unregistered shares (the “Shares”) of the Company’s Class I common stock to feeder vehicles primarily created to hold Class I common stock, which in turn offer interests in themselves to non-U.S. persons. The offer and sale of the Shares was exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2) and Regulation S thereunder. The following table details the Shares sold to such feeder vehicles:

Date of Unregistered Sale	Number of Class I Common Shares Issued to Feeder Vehicles	Consideration
October 14, 2022	10,031,513	$151,542,195

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE REAL ESTATE INCOME TRUST, INC.

Date: October 19, 2022
	By:	/s/ Leon Volchyok
	Name:	Leon Volchyok
	Title:	Chief Legal Officer and Secretary